                                                                   Exhibit 99(a)


                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  November 26, 2001

(i)     Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                  $17,355,795.76
                  --------------------
                 ($    0.0001736       , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------
(ii)    Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                  $         0.00
                  --------------------
                 ($            -       , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(iii)   Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                  $   575,342.77
                  --------------------
                 ($    0.0000058       , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------
(iv)    Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                  $ 4,359,468.75
                  --------------------
                 ($    0.0000097       , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(v)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                  $         0.00
                  --------------------
                 ($            -       , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------
        (2)  Distributed to Class A-2 Noteholders:
                  $         0.00
                  --------------------
                 ($            -       , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
        (3)  Balance on Class A-1 Notes:
                  $         0.00
                  --------------------
                 ($            -       , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------
        (4)  Balance on Class A-2 Notes:
                  $         0.00
                  --------------------
                 ($            -       , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(vi)    Payments made under the Cap Agreement on such date:             November 23, 2001
                                                             ---------------------------------------
                 ($         0.00       with respect to the Class A-1 Notes,
                  --------------------
                 ($         0.00       with respect to the Class A-2 Notes;
                  --------------------
                  and the total outstanding amount owed to the Cap Provider:          $0.00
                                                                              ----------------------
(vii)   Pool Balance at the end of the related Collection Period:             $491,682,086.22
                                                                       -----------------------------
(viii)  After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:            $ 45,130,992.82
                                                                       -----------------------------
             (2)  Pool Factor for the Class A-1 Notes:        0.45130993
                                                           -----------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:            $450,000,000.00
                                                                       -----------------------------
             (2)  Pool Factor for the Class A-2 Notes:        1.00000000
                                                           -----------------

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


(ix)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                     3.5125000%     for the period
                  ---------------
             (2)  The Student Loan Rate was:         5.7605511%
                                                -----------------------
        (b)  Note Interest Rate for the Class A-1 Notes:     3.6425000%     (Based on 3-Month LIBOR)
                                                           ---------------
        (c)  Note Interest Rate for the Class A-2 Notes:     3.8325000%     (Based on 3-Month LIBOR)
                                                           ---------------
(x)          Amount of Master Servicing Fee for  related Collection Period:       $  621,213.10
                                                                              ----------------------
                   $ 0.000006212       , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000001380       , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------
(xi)         Amount of Administration Fee for related Collection Period:          $    3,000.00
                                                                              ----------------------
                   $ 0.000000030       , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000007       , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------
(xii)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:      $177,440.89
                                                                                             --------------------
        (b)  Delinquent Contracts                          # DISB.         %                $ AMOUNT            %
                                                           -------         -                --------            -
             30-60 Days Delinquent                             761       2.15%           $ 7,353,877         2.58%
             61-90 Days Delinquent                             397       1.12%           $ 3,740,248         1.31%
             91-120 Days Delinquent                            294       0.83%           $ 3,037,210         1.07%
             More than 120 Days Delinquent                     271       0.77%           $ 3,595,208         1.26%
             Claims Filed Awaiting Payment                     206       0.58%           $ 1,952,569         0.68%
                                                        ----------     ------          -------------      -------
                TOTAL                                        1,929       5.46%           $19,679,113         6.90%
        (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:           $         -
                                                                                                      -----------
        (d)  Reserve Account Balance                                                                  $ 8,968,519
                                                                                                      -----------
             Draw for this Distribution Date                                                          $         -
                                                                                                      -----------
             Realized Loss Draw                                                                       $         -
                                                                                                      -----------
(xiii)  Amount in the Prefunding Account:     $1,076,750.86
                                          -----------------------
(xiv)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:        0.00
                                             ------------------
(xv)    Amount in the Pre-Funding Account at the end of the Funding period to be distributed:         $    0.00
                                                                                                    --------------
(xvi)   Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:           $ 115,309.53
                                                                                                    --------------
(xvii)  Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:  0.00
                                                                                                         ---------
(xviii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
                                                      ------------
        to the Securities Guaranty Insurance Policy:      0.00
                                                      ------------
(xix)   The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                  $  106,212.21
                                                                                                  ----------------
        The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                         0.00
                                                                                                  ----------------
        The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                   $        0.00
                                                                                                  ----------------
        The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                            0.00
                                                                                                  ----------------
        and the amount of any Termination Pymt either paid by or made to the Trust on                         0.00
                                                                                                  ----------------
        such Distribution Date:





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